Business combinations and acquisition of non-controlling interests - Summary of Fair Values of Identifiable Assets and Liabilities at Threshold Sports Limited Acquisition (Detail) - Threshold Sports Limited [member]
€ in Thousands
12 Months Ended
Dec. 31, 2019 EUR (€)
Current assets
Cash and cash equivalents	€ 4,652
Trade and other receivables	679
Inventories	41
Other assets	648
Non-current assets
Property, plant and equipment	42
Intangible assets	2,326
Current liabilities
Trade and other payables	389
Contract Liabilities	4,278
Income Tax Payable	165
Total identifiable net assets at fair value	3,114
Goodwill arising on acquisition	2,814
Purchase consideration	5,928
Deferred tax liabilities	442
Purchase consideration:
Cash and cash equivalents	3,606
Contingent consideration	2,322
Purchase consideration	5,928
Analysis of cash flows on acquisition:
Cash and cash equivalents held by the acquired subsidiaries	4,652
Cash paid for the acquired subsidiaries	(3,606)
Net cash flows on acquisition	€ 1,046